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                       SECURITIES AND EXCHANGE COMMISSION

                            Washington, D. C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(d) OF

                      THE SECURITIES EXCHANGE ACT OF 1934


Date of Report (Date of earliest event reported)        April 3, 1998
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                           Cooper Industries, Inc.
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            (Exact Name of Registrant as Specified in its Charter)


                                     Ohio
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                (State or Other Jurisdiction of Incorporation)


           1-1175                                        31-4156620
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   (Commission File Number)                   (IRS Employer Identification No.)


600 Travis, Suite 5800, Houston, Texas                       77002
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(Address of Principal Executive Offices)                    (Zip Code)


                                 713/209-8400
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             (Registrant's Telephone Number, Including Area Code)



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        (Former Name or Former Address, if Changed Since Last Report)
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Item 5.  Other Events.

On April 3, 1998, Cooper Industries, Inc. (the "Company") issued the press release attached hereto as Exhibit 99.1 announcing that the Company has retained Merrill Lynch & Co. to advise the Company on alternatives for exiting the automotive business.

Item 7.  Financial Statements and Exhibits.

         Exhibits

           99.1 Company Press Release Dated April 3, 1998 Titled "Cooper Industries Considering Options to Exit Automotive Business."



                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        COOPER INDUSTRIES, INC.

                                        (Registrant)



Date:  April 3, 1998                    /s/ Diane K. Schumacher
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                                        Diane K. Schumacher
                                        Senior Vice President, General
                                        Counsel and Secretary

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                                EXHIBIT INDEX


Exhibit No.
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   99.1                    Company Press Release Dated April 3, 1998
                           Titled "Cooper Industries Considering Options to Exit Automotive Business."